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     JOINT  VENTURE  AGREEMENT  -  AMENDMENT  NO.  1
     -----------------------------------------------


THIS  AGREEMENT  made  as  of  the  17th  day  of  December,  2002.


BETWEEN:

               LORNE  B.  WARREN,  of  PO  Box  662,  Smithers,  BC,  Canada

               (the  "Operator")

                                                OF  THE  FIRST  PART

AND:

               BAYMONT  EXPLORATIONS  INC.,  of
               1059  Ross  Road,  North  Vancouver,  BC,  V7K  1C4

               ("Baymont")

                                                OF  THE  SECOND  PART


WHEREAS:

A. The parties entered into a joint venture agreement dated December 28, 2001 (the "Agreement");

B. Due to weather conditions the Operator will not be able to complete the current work programs on the Property until after the melting of winter snows in the spring of 2003;

C. The parties have agreed to amend the Agreement to extend the date for completion of the first $12,000 US expenditure by Baymont.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 US paid by each of the parties hereto to each other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by extending the date for completion of the initial program by Baymont as set out in paragraph 7.04 of the Agreement from December 31, 2002 to June 30, 2003.


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                                       2


2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


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SIGNED,  SEALED  AND  DELIVERED    )
BY  LORNE  B.  WARREN              )
in  the  presence  of:             )
                                   )
/s/ R. B. Anderson                 )    /s/ Lorne B. Warren
-----------------------------      )    ---------------------------
Signature                          )    Lorne B. Warren
R. B. Anderson                     )
-----------------------------      )
Name                               )
Box 5092                           )
-----------------------------      )
Address                            )
Smithers, B.C.                     )
-----------------------------      )
V0J 2N0

                                   )
THE  COMMON  SEAL  OF              )
BAYMONT EXPLORATIONS INC.          )
hereunto  affixed in the presence  )                 c/s
of:                                )
                                   )
                                   )
/s/ Alfredo  J.  De  Lucrezia      )
-----------------------------      )
Authorized  Signatory              )